UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 27, 2019

CEN BIOTECH, INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55557	-
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7405 Tecumseh Road East Suite 300

Windsor, Ontario

Canada

N8T 1G2

(Address of principal executive offices, including zip code)

(519) 419-4958

(Registrant’s telephone number, including area code)

Not applicable.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

☑

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On June 21, 2019, CEN Biotech, Inc. (the “Company”) entered into a Merger Agreement (the “Merger Agreement”) with Caduceus Software Systems Corp., a Wyoming corporation (“CSOC”), Caduceus Merger Sub, Inc., a Wyoming corporation and a wholly owned subsidiary of CSOC (the “Merger Sub”). Pursuant to the Merger Agreement, the Company, the Merger Sub and CSOC agreed to effect a merger transaction, pursuant to which the Company will merge with and into the Merger Sub, with the Company surviving and being a wholly owned subsidiary of CSOC (the “Merger”). The Merger and the Merger Agreement were disclosed on a Form 8-K filed by the Company on June 21, 2019.

On August 27, 2019, the Company, CSOC and Merger Sub, entered into Amendment No.1 to the Merger Agreement (the “First Amendment”) pursuant to which the parties extended the termination date under the Merger Agreement (i.e., the date following which a party to the Merger Agreement may terminate the Merger Agreement if the Merger and the transactions in the Merger Agreement have not closed as of that time) from August 30, 2019 to December 31, 2019. The purpose of the extension is to provide the parties with additional time to complete the Merger and to satisfy the conditions and covenants as set forth in the Merger Agreement. No other changes were made to the Merger Agreement in the First Amendment.

The First Amendment is attached hereto as Exhibit 2.1.

On August 28, 2019, the Company CSOC and Merger Sub, entered into Amendment No.2 to the Merger Agreement (the “Second Amendment”) pursuant to which the parties agreed to omit Section 5.03 of the Merger Agreement, which prohibited the Company from soliciting or initiating discussions with third parties regarding other acquisition proposals. No other changes were made to the Merger Agreement in the Second Amendment.

The Second Amendment is attached hereto as Exhibit 2.2.

The foregoing description of the First Amendment and the Second Amendment, is qualified in its entirety by reference to the First Amendment and the Second Amendment, copies of which are filed as Exhibit 2.1 and 2.2 hereto, respectively and incorporated herein by reference.

There can be no assurance that the Merger or the Merger Agreement will close, or that the transactions contemplated thereby can be completed as planned, or at all.

Item 7.01	Regulation FD Disclosure.

On August 29, 2019, the Company issued a press release regarding the First Amendment (the “Press Release”). The Press Release is furnished hereto as Exhibit 99.1.

The information contained in the Press Release is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Amendment No. 1 to Merger Agreement, dated August 27, 2019, by and between CEN Biotech, Inc. and Caduceus Software Systems Corp. and Caduceus Merger Sub, Inc.

2.2*	Amendment No. 2 to Merger Agreement, dated August 28, 2019, by and between CEN Biotech, Inc. and Caduceus Software Systems Corp. and Caduceus Merger Sub, Inc.

99.1**	Press Release dated August 29, 2019 (furnished herewith).

*Filed herewith.

**Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CEN Biotech, Inc.

Date: August 29, 2019	By:	/s/Joseph Byrne
Joseph Byrne
Chief Executive Officer